Dreyfus
Variable
Investment Fund,
Money Market
Portfolio
Annual Report


December 31, 1996

Dreyfus Variable Investment Fund, Money Market Portfolio
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to report that Dreyfus Variable Investment Fund--Money Market Portfolio provided an annualized yield of 4.94% for the fiscal year ended December 31, 1996. When compound interest is taken into account, the annualized effective yield was 5.06%.*

ECONOMIC REVIEW
   The much-heralded "Goldilocks" phase of the U.S. economy--not too hot and not too cold--may be ending. First, the slowdown to 2% GDP growth seems to have been confined to the summer and recent data depict faster growth for the fourth quarter of 1996. Second, inflation has begun a cyclical climb, although there is yet little linkage to the tight labor market. The economy is operating with very little slack near the close of its sixth year of expansion. Hence, the resumption of faster growth quickly restored a rising trend to bond yields and pulled short-term rates above their December lows. As yet there is little expectation of tighter Federal Reserve policy, although sustained above-trend growth would probably justify higher rates during 1997. Modest tightening in 1997 would in our opinion help allay inflation fears and sustain another year of economic growth.
   Although the economy grew near its 2.4% long-term trend rate in 1996, it was nonetheless quite volatile during the year. After a strong first half, and then the summer slowdown, the return to faster growth late in the year is not broad-based. Strong sectors are in manufacturing, exports, services and construction. By contrast, some retailers found Christmas sales disappointing and capital goods orders are mixed. However, inventories are quite lean and this tilts the odds towards yet another year of growth in 1997. While corporate profit growth slowed in 1996, profits still tended to surprise on the upside and should maintain steady growth in 1997.
   Accelerating wage growth in 1996 did not fuel higher prices. And surging energy prices have failed to lift inflation elsewhere. Indeed, core inflation (excluding food and energy) decelerated last year. Yet surging energy prices have forced consumer price inflation above 3% and indications are that this will accelerate further. The general price structure has so far ignored the higher oil price, responding to it as temporary. However, oil prices have been rising now for a year and, at some point, their ability to raise the overall price level may become worrisome, especially if the Federal Reserve Board (the "Fed") finds them significant.
   Both long-term and short-term interest rates were quite volatile in 1996. The strength of the economy prompted rising rates through summer's end, but bond yields then fell 90 basis points after the economy slowed. That period of low rates may have ended now that faster growth is again apparent.
   We believe the economy has reverted to a period of growth above the long-term average. Key issues are whether faster growth will fuel higher inflation this time and at what point rising oil prices would disturb price stability. The economy will shortly begin a seventh expansion year and continued volatility in growth and in sentiment is likely.

MONEY MARKET OVERVIEW
   The money market in 1996 was characterized by considerable volatility. However, when all was said and done, the changes in prices and yields over the year were not very great. The three-month U.S. Treasury bill rate, a bellwether measurement, closed the year yielding 5.18%, only 11 basis points above the rate when the year began.
   The major influences on rates during the year were the market's expectations of possible action by the Fed; also, the state of the economy and the market's expectations of how it might behave. Indeed, it was a year when anticipations and expectations influenced the market as much as the actual developments themselves.

   Early in the year, rates generally rose, especially after strong employment reports last spring and early summer convinced the money market that the Fed would need to tighten money rates in order to prevent a recurrence of inflation. By late summer, however, it became clear that inflation was not an immediate threat and the Fed acknowledged that by taking no preemptive action. Furthermore, the economy was a constructive influence, providing continued yet moderate growth without exerting undue upward pressure on wage levels or general price indications. Thus in the latter part of the year interest rates simmered down, though not without short-lived inflation "scares."
   To take advantage of this kind of market, we followed a policy for most of the year of keeping our average maturities somewhat longer than the industry average. Our maturity structure has been geared to deal with changeable eventualities, while seeking superior yields.
   Interest yields, in the long run, reflect the underlying economy. As 1997 begins, signs of strength continue to be visible, despite the inevitable weak spots. Thus it would be prudent to plan for some action this year by the Fed to step, once again, on the economic brakes. Such action could come as early as mid-winter, or later if the economy takes a more measured pace toward expansion.
   We will continue to look for opportunities to extend maturities in an effort to reap better yields, yet not neglecting to safeguard the underlying capital.

                                            Sincerely,




                                            Patricia A. Larkin
                                            Portfolio Manager

January 16, 1997
New York, N.Y.

*Annualized effective yield is based upon dividends declared daily and reinvested monthly. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.

Dreyfus Variable Investment Fund, Money Market Portfolio
----------------------------------------------------------------------------
Statement of Investments                                  December 31, 1996

                                                                                  Principal
Negotiable Bank Certificates of Deposit--32.0%                                     Amount               Value
----------------------------------------------------------------------------  ------------------   ---------------
Bank of Tokyo-Mitsubishi, Ltd. (Yankee)
   5.74%-5.88%, 1/15/97-3/26/97..............................................   $  2,000,000       $  2,000,000
Bayerische Vereinsbank AG (Yankee)
   5.20%-5.38%, 1/29/97-2/24/97..............................................      2,000,000          2,000,000
Chase Manhattan Bank USA
   5.45%, 6/9/97.............................................................      2,000,000          2,000,000
Dai-Ichi Kangyo Bank Ltd. (Yankee)
   5.72%, 3/19/97............................................................      1,000,000          1,000,000
Fuji Bank Ltd. (Yankee)
   5.54%, 1/15/97............................................................      1,000,000          1,000,014
Industrial Bank of Japan Ltd. (Yankee)
   5.75%, 1/10/97............................................................      2,000,000          2,000,000
Providian National Bank
   5.56%, 6/16/97............................................................      2,000,000          2,000,000
Sanwa Bank Ltd. (London)
   5.58%, 4/28/97............................................................      1,000,000          1,000,032
Sanwa Bank Ltd. (Yankee)
   5.65%, 1/6/97.............................................................      1,000,000          1,000,005
Societe Generale (Yankee)
  6.03%, 7/21/97.............................................................      2,000,000          1,999,862
Sumitomo Bank Ltd. (Yankee)
  5.53%, 1/9/97..............................................................      2,000,000          2,000,000
                                                                                                   ------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
   (cost $17,999,913)........................................................                      $ 17,999,913
                                                                                                   ============

Bankers' Acceptances--1.8%
-----------------------------------------------------------------------------
Dai-Ichi Kangyo Bank Ltd. (Yankee)
   5.70%, 1/13/97
   (cost $998,147)...........................................................   $  1,000,000       $    998,147
                                                                                                   ============

Commercial Paper--34.0%
----------------------------------------------------------------------------
Abbey National North America
   5.80%, 3/10/97............................................................   $  2,000,000       $  1,978,693
General Electric Capital Corp.
   5.60%, 4/7/97.............................................................      2,000,000          1,970,987
General Motors Acceptance Corp.
   5.48%-5.52%, 4/28/97-5/12/97..............................................      2,000,000          1,963,153
Generale Bank Inc.
   5.57%, 2/5/97.............................................................      2,000,000          1,989,461
Goldman Sachs Group L.P.
   5.54%, 8/4/97.............................................................      2,000,000          1,936,456


Dreyfus Variable Investment Fund, Money Market Portfolio
----------------------------------------------------------------------------
Statement of Investments (continued)                       December 31, 1996

                                                                                 Principal
Commercial Paper (continued)                                                       Amount               Value
----------------------------------------------------------------------------  ------------------   ---------------
Lehman Brothers Holdings Inc.
   5.89%-5.90%, 1/7/97-1/10/97...............................................    $ 2,500,000        $ 2,496,898
Merrill Lynch & Co. Inc.
   5.57%, 2/19/97............................................................        800,000            794,066
Paine Webber Group Inc.
   5.55%, 4/28/97............................................................      2,000,000          1,964,900
Salomon Inc.
   5.80%, 2/3/97.............................................................      2,000,000          1,989,660
Sears Roebuck Acceptance Corp.
   5.76%, 1/28/97............................................................      2,000,000          1,991,600
                                                                                                   ------------
TOTAL COMMERCIAL PAPER
   (cost $19,075,874)........................................................                      $ 19,075,874
                                                                                                   ============


Corporate Notes--5.3%
---------------------------------------------------------------------------
Bear Stearns Companies Inc.
   5.38%, 2/18/97 (a)........................................................    $ 1,000,000       $  1,000,000
Merrill Lynch & Co. Inc.
   5.47%, 5/13/97 (a)........................................................      2,000,000          1,999,860
                                                                                                   ------------
TOTAL CORPORATE NOTES
   (cost $2,999,860).........................................................                      $  2,999,860
                                                                                                   ============

Short-Term Bank Notes--3.6%
----------------------------------------------------------------------------
Banc One Milwaukee
   5.37%, 2/6/97 (a)
   (cost $1,999,924).........................................................   $  2,000,000       $  1,999,924
                                                                                                   ============

U.S. Government Agencies--12.5%
----------------------------------------------------------------------------
Federal Farm Credit Banks
   Floating Rate Notes
   5.33%, 7/25/97 (a)........................................................   $  2,000,000       $  1,999,571
Federal National Mortgage Association
   Floating Rate Notes
   5.36%, 11/21/97-1/21/98 (a)...............................................      5,000,000          4,997,621
                                                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCIES
   (cost $6,997,192).........................................................                      $  6,997,192
                                                                                                   ============

Dreyfus Variable Investment Fund, Money Market Portfolio
----------------------------------------------------------------------------
Statement of Investments (continued)                       December 31, 1996

                                                                                 Principal
Repurchase Agreements--10.0%                                                      Amount               Value
----------------------------------------------------------------------------  ------------------   ---------------
Aubrey G. Lanston & Co., Inc.
   5.75%, dated 12/31/96, due 1/2/97 in the amount
   of $5,693,818 (fully collateralized by $5,658,000
   U.S. Treasury Notes, 5.875%, due 7/31/97, value
   $5,799,585)
   (cost $5,692,000).........................................................   $  5,692,000        $  5,692,000
                                                                                                    ============
TOTAL INVESTMENTS
   (cost $55,762,910)................................................   99.2%                       $ 55,762,910
                                                                       ======                       ============

CASH AND RECEIVABLES (NET)...........................................     .8%                       $    423,202
                                                                       ======                       ============
NET ASSETS...........................................................  100.0%                       $ 56,186,112
                                                                       ======                       ============

Notes to Statement of Investments:
--------------------------------------------------------------------
(a)  Variable interest rate--subject to periodic change.




                       See notes to financial statements.

Dreyfus Variable Investment Fund, Money Market Portfolio
----------------------------------------------------------------
Statement of Assets and Liabilities            December 31, 1996




                                                                                                   Cost            Value
                                                                                               -------------    -------------
ASSETS:                       Investments in securities--Note 2(a,b)
                                (including Repurchase Agreements of $5,692,000)                $55,762,910      $55,762,910
                              Cash.............................................                                      36,906
                              Interest receivable..............................                                     441,840
                              Prepaid expenses and other assets................                                           8
                                                                                                                -------------
                                                                                                                 56,241,664
                                                                                                                -------------


LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      23,796
                              Accrued expenses.................................                                      31,756

                                                                                                                -------------
                                                                                                                     55,552
                                                                                                                -------------


NET ASSETS.....................................................................                                 $56,186,112
                                                                                                                =============


REPRESENTED BY:               Paid-in capital..................................                                 $56,186,894
                              Accumulated net realized gain (loss) on investments                                      (782)
                                                                                                                -------------


NET ASSETS.....................................................................                                 $56,186,112
                                                                                                                =============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                  56,186,894


NET ASSET VALUE, offering and redemption price per share.......................                                       $1.00
                                                                                                                      =====


                       See notes to financial statements.

Dreyfus Variable Investment Fund, Money Market Portfolio
------------------------------------------------------------------------------
Statement of Operations                           Year Ended December 31, 1996


INVESTMENT INCOME

INCOME                        Interest Income.................................                                   $2,886,890


EXPENSES:                     Management fee--Note 3(a).........................             $258,755
                              Auditing fees....................................                27,766
                              Custodian fees...................................                13,034
                              Prospectus and shareholders' reports.............                 8,033
                              Legal fees.......................................                 4,983
                              Registration fees................................                 3,355
                              Trustees' fees and expenses--Note 3(b)...........                 1,798
                              Shareholder servicing costs......................                   403
                              Miscellaneous....................................                 2,246
                                                                                            ----------
                                   Total Expenses..............................                                     320,373
                                                                                                                -----------
INVESTMENT INCOME--NET.........................................................                                   2,566,517

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 2(b).............................                                          (3)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                                  $2,566,514
                                                                                                                ===========


                       See notes to financial statements.

Dreyfus Variable Investment Fund, Money Market Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                            Year Ended           Year Ended
                                                                                        December 31, 1996    December 31, 1995
                                                                                       -------------------- --------------------
OPERATIONS:
  Investment income--net................................................                   $  2,566,517          $2,065,786
  Net realized gain (loss) on investments..............................                              (3)               (848)
                                                                                          -------------       -------------
      Net Increase (Decrease) in Net Assets Resulting from Operations..                       2,566,514           2,064,938
                                                                                          -------------       -------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................                     (2,579,096)         (2,059,102)
                                                                                          -------------       -------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold........................................                     114,999,607         132,951,839
  Dividends reinvested.................................................                       2,579,096           2,059,102
  Cost of shares redeemed..............................................                    (106,628,860)       (124,496,329)
                                                                                          -------------       -------------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                10,949,843          10,514,612
                                                                                          -------------       -------------

        Total Increase (Decrease) in Net Assets........................                      10,937,261          10,520,448

NET ASSETS:
  Beginning of Period..................................................                      45,248,851          34,728,403
                                                                                          -------------       -------------
  End of Period........................................................                     $56,186,112         $45,248,851
                                                                                          =============       =============

Undistributed investment income--net...................................                        --               $    12,579
                                                                                          -------------       -------------

                       See notes to financial statements.

Dreyfus Variable Investment Fund, Money Market Portfolio
-----------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the Series' financial statements.



                                                                             Year Ended December 31,
                                                                 ----------------------------------------------------
PER SHARE DATA:                                                   1996        1995       1994        1993       1992
                                                                 ------      ------     ------      ------     ------
   Net asset value, beginning of period...............           $1.00       $1.00      $1.00       $1.00      $1.00
                                                                 ------      ------     ------      ------     ------
   Investment Operations:
   Investment income--net..............................           .050        .055       .043        .032       .041
                                                                 ------      ------     ------      ------     ------
   Distributions:
   Dividends from investment income--net...............          (.050)      (.055)     (.043)      (.032)     (.041)
                                                                 ------      ------     ------      ------     ------
   Net asset value, end of period.....................           $1.00       $1.00      $1.00       $1.00      $1.00
                                                                 ======      ======     ======      ======     ======
TOTAL INVESTMENT RETURN...............................            5.10%       5.66%      4.37%       3.29%      4.14%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets............             .62%        .62%       --          --         --
   Ratio of net investment income
      to average net assets...........................            4.96%       5.51%      4.62%       3.23%      4.10%
   Decrease reflected in above expense ratios
      due to undertakings by The Dreyfus Corporation..             --          .03%       .88%       2.81%      4.25%
   Net Assets, end of period (000's Omitted)..........         $56,186     $45,249    $34,728      $7,651       $790



                       See notes to financial statements.

Dreyfus Variable Investment Fund, Money Market Portfolio
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:
   Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eleven series, including the Money Market Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Series' shares, which are sold without a sales charge.
   It is the Series' policy to maintain a continuous net asset value per share of $1.00; the Series has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
   The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.
   The Commissioner was empowered by the order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the commissioner Filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an order of Confirmation permitting the implementation of the Plan.
   An order was also issued by the Court on January 28, 1994, approving the form of the Third amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.
   In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.
   The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.

Dreyfus Variable Investment Fund, Money Market Portfolio
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:
   (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Series' investments.
   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
   The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be offset by a capital loss carryover such gain will not be distributed.
   (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
   The fund has an unused capital loss carryover of approximately $850 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, the carryover expires in fiscal 2004.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:
   (A) Pursuant to the provisions of an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .50 of 1% of the value of the Series' average daily net assets and is payable monthly.

Dreyfus Variable Investment Fund, Money Market Portfolio
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Series compensates Dreyfus Transfer, Inc. a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
   (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Variable Investment Fund, Money Market Portfolio
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Variable Investment Fund, Money Market Portfolio

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Money Market Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Money Market Portfolio at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                Ernst & Young LLP


New York, New York
January 29, 1997

Dreyfus Variable Investment Fund,
Money Market Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                     117AR9612